UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 4, 2005

AVID TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-21174	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Avid Technology Park, One Park West, Tewksbury, MA		01876
(Address of Principal Executive Offices)		(zip code)

Registrant’s telephone number, including area code: (978) 640-6789

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events

On August 4, 2005, Avid Technology, Inc. (the “Company”) and Pinnacle Systems, Inc. (“Pinnacle”) announced that the European Commission cleared the Company’s proposed acquisition of Pinnacle.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(c)                                  Exhibits

See Exhibit Index attached hereto.

IMPORTANT ADDITIONAL INFORMATION

The Company has filed with the SEC a Registration Statement on Form S-4 (Commission File No. 333-124475) in connection with the proposed acquisition of Pinnacle by the Company, and the Company and Pinnacle have filed with the SEC and mailed to their respective stockholders a Joint Proxy Statement/Prospectus in connection with the transaction on or about June 16, 2005. The Registration Statement and the Joint Proxy Statement/Prospectus contain important information about the Company, Pinnacle, the transaction and related matters.  Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully.

Investors and security holders are able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by the Company and Pinnacle through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders are able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC from the Company by contacting Dean Ridlon, Investor Relations Director for the Company at telephone number 978.640.5309, or from Pinnacle by contacting Deborah B. Demer of Demer IR Counsel, Inc. at telephone number 925.938.2678, extension 224.

Some statements in this Current Report on Form 8-K may be “forward-looking statements” for the purposes of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements, including but not limited to:  (i) the possibility that the transaction will not close or that the closing will be delayed, (ii) the challenges and costs of assimilating the operations and personnel of Pinnacle; (iii) the ability to attract and retain highly qualified employees; (iv) competitive factors, including pricing pressures; (v) reaction of customers of Pinnacle and the Company and related risks of maintaining pre-existing relationships of Pinnacle; (vi) fluctuating currency exchange rates; (vii) adverse changes in general economic or market conditions, particularly in the content-creation industry; and (viii)  other one-time events and other important factors disclosed previously and from time to time in the Company’s and Pinnacle’s filings with the SEC and more specifically set forth in the Joint Proxy Statement/Prospectus filed with the SEC. The Company disclaims any obligation to update any forward-looking statements after the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2005	AVID TECHNOLOGY, INC.

	By:	/s/ Paul J. Millbury
Paul J. Milbury
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Registrant dated August 4, 2005